UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2006

3D SYSTEMS CORPORATION

(Exact name of Company as specified in its charter)

Delaware	0-22250	95-4431352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Three D Systems Circle
Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 16, 2006, 3D Systems Corporation received a Staff Determination notice from The Nasdaq Stock Market stating that the Company’s common stock is subject to delisting because the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14), which requires timely filing of periodic reports for continued listing.  The letter was issued in accordance with Nasdaq procedures because the Company did not timely file its Quarterly Report on Form 10-Q for the period ended September 30, 2006 (the “Form 10-Q”).

As previously disclosed in a Form 12b-25 filed with the Securities and Exchange Commission on November 9, 2006, the Company was not able to timely file the Form 10-Q without unreasonable effort or expense because its management and the Audit Committee of its Board of Directors had determined, based on information presented by the Company’s management in connection with the preparation of the Company’s financial statements for the third quarter of 2006, that the Company’s financial statements included in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 contained errors and should be restated.  Because the Company has not yet completed its internal reviews, confirmatory processes, and any necessary restatements of its financial statements for the periods affected, the Company was unable to timely file the Form 10-Q.

The Company intends to appeal the Nasdaq Staff Determination and therefore plans to timely request a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) in accordance with the Nasdaq Marketplace Rules.  The appeal and hearing request will automatically stay the delisting of the Company’s common stock pending the Panel’s review and determination.

Until the Panel issues a determination following the hearing, and thereafter during the period of any conditional listing exception that may be granted by the Panel, the Company’s common stock will continue to be listed on The Nasdaq Stock Market.  However, there can be no assurance that the determination of the Panel following the hearing will be favorable or that any conditional listing exception will be granted by the Panel.

On November 20, 2006, the Company issued a press release announcing its receipt of the Nasdaq Staff Determination and its plans to appeal.  A copy of the Company’s press release, which includes additional details regarding these matters, is attached hereto as Exhibit 99.1 and is incorporated into this Item 3.01 by this reference.

Item 9.01           Financial Statements and Exhibits

(d)  Exhibits:

Exhibit Number	Reference
99.1	Press Release dated November 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: November 20, 2006

/s/ ROBERT M. GRACE, JR.
(Signature)
Name: Robert M. Grace, Jr.
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 20, 2006